Exhibit 10.10

                              AMENDED AND RESTATED
                          NEW ENGLAND BANCSHARES, INC.
                         2003 STOCK-BASED INCENTIVE PLAN

1.       DEFINITIONS.
         -----------

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Association" means Enfield Federal Savings and Loan Association, a federally-chartered savings and loan association.

         (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" shall mean any of the following events:

                  (i)      Merger:   The   Holding   Company   merges   into  or
                           ------
                           consolidates with another corporation, or merges another corporation into the Holding Company, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Holding Company immediately before the merger or consolidation.

                  (ii)     Acquisition of Significant Share Ownership:  There is
                           ------------------------------------------
                           filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule
                           13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Holding Company's voting securities, but this clause (b) shall not apply to beneficial ownership of Holding Company voting shares held in a fiduciary capacity by an entity of which the Holding Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities.

                  (iii)    Change in Board Composition: During any period of two
                           ---------------------------
                           consecutive years, individuals who constitute the Holding Company's Board of Directors at the beginning of the two-year period cease for any reason to
                           constitute   at  least  a
                           majority of the Holding Company's Board of Directors; provided, however, that for purposes of this clause
                           (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

                  (iv)     Sale of Assets:  The Holding Company sells to a third
                           --------------
                           party all or substantially all of its assets.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the Board of Directors or a committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or the Association.

         (l) "Effective Date" means the earlier of the date that Plan is approved by shareholders or June 5, 2003.

         (m) "Employee"  means any person employed by the Holding Company or the
Association.   Directors  who  are  employed  by  the  Holding  Company  or  the
Association shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

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

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                                  ------------------------
                           Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (r) "Holding Company" means New England Bancshares, Inc., a Maryland corporation.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or the Association who is not also an Employee of the Holding Company or the Association.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Plan" means this New England Bancshares, Inc. 2003 Stock-Based Incentive Plan, as amended and restated.

         (x) "Retirement" means voluntary termination of employment with the Holding Company or the Association at or after attaining age 65. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company or the Association (for reasons other than Cause) after attaining age 70 and serving at least 10 years on the board(s) of directors of the Holding Company or the Association.

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

         (y) "Stock Award" means an Award  granted to a Participant  pursuant to
Section 8 of the Plan.

         (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.
         --------------

         (a) The Committee shall administer the Plan. The Committee shall consist of the Board of Directors of the Company in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the U.S. Securities and Exchange Commission. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or the Association who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; and (v) the manner, time, and rate

(cumulative or otherwise) of exercise or vesting of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Association for determinations to be made pursuant to the Plan.

3.       TYPES OF AWARDS.
         ---------------

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         Subject to adjustment as provided in Section 12 of the Plan, the number of shares reserved for Awards under the Plan is 473,660 (as adjusted for the second-step conversion). Subject to adjustment as provided in Section 12 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 338,328 (as adjusted for the second step conversion). The number of the shares reserved for Stock Awards is 135,332 (as adjusted for the second step conversion). The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY.
         -----------

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.       NON-STATUTORY STOCK OPTIONS.
         ---------------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of
             --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine
             ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c)  Non-Transferability.  Unless otherwise determined by the Committee
              -------------------
in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service  (General).  Unless  otherwise
             -----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement).  In the event of
             -------------------------------------------------
a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

         (f) Termination of Employment or Service (Disability or Death).  Unless
             ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g)  Termination  of  Employment  or Service  (Termination  for Cause).
              -----------------------------------------------------------------
Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h)  Acceleration  Upon a Change in Control.  Upon a Change in Control,
              --------------------------------------
all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Association or the Holding Company.

         (i)  Payment.  Payment  due to a  Participant  upon the  exercise  of a
              -------
Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7.       INCENTIVE STOCK OPTIONS.
         -----------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of
             --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive  Stock  Options.  To the extent the  aggregate
             ------------------------------------
Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the
             --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d)   Non-Transferability.   No   Incentive   Stock   Option  shall  be
               -------------------
transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by
             -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f)  Termination  of  Employment  (Retirement).   In  the  event  of  a
              -----------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment  (Disability or Death).  Unless otherwise
             ------------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise
             -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i)  Acceleration  Upon a Change in Control.  Upon a Change in Control,
              --------------------------------------
all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Association or the Holding Company.

         (j)  Payment.  Payment  due to a  Participant  upon the  exercise of an
              -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an
             --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions) within 10 days of such disposition.

8.       STOCK AWARDS.
         ------------

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards.  Stock Awards may only be made in whole
             --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards.  The Committee shall determine the dates
             -------------------------
on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service  (General).  Unless  otherwise
             -----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any

Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement).  In the event of
             -------------------------------------------------
a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or Death).  Unless
             ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f)  Termination  of  Employment  or Service  (Termination  for Cause).
              -----------------------------------------------------------------
Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration of Vesting Upon a Change in Control.  Upon a Change in
             ------------------------------------------------
Control, all Stock Awards held by a Participant as of the date of the Change in Control shall immediately vest and any further restrictions shall lapse.

         (h)  Issuance  of  Certificates.  Unless  otherwise  held in Trust  and
              --------------------------
registered in the name of the Trustee, the Holding Company shall cause to be issued a stock certificate to each Stock Award recipient, registered in the name of the Stock Award recipient, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Amended and Restated New England Bancshares, Inc. 2003 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and New England Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of New England Bancshares, Inc., 855 Enfield Street, Enfield, Connecticut 06082."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or the Association, unless the Committee determines otherwise.

         (i)  Non-Transferability.  Except to the extent  permitted by the Code,
              -------------------
the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (a) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (b) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (c) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (j)  Treatment of Dividends.  Participants  are entitled to receive all
              ----------------------
cash and stock dividends or other distributions declared and paid with respect to shares underlying a Stock Award. The Committee shall determine when the dividends or other distributions will be distributed to Participants.

         (k) Voting of Stock  Awards.  Participants  are  entitled to vote or to
             -----------------------
direct the Trustee to vote, as the case may be, all shares of Common Stock underlying a Stock Award subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (l) Payment.  Payment due to a  Participant  upon the  redemption  of a
             -------
Stock Award shall be made in the form of shares of Common Stock.

9.       METHOD OF EXERCISE OF OPTIONS.
         -----------------------------

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

10.      RIGHTS OF PARTICIPANTS.
         ----------------------

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

11.      DESIGNATION OF BENEFICIARY.
         --------------------------

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

12.      DILUTION AND OTHER ADJUSTMENTS.
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company and the Association.

13.      TAXES.
         -----

         Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

14.      NOTIFICATION UNDER SECTION 83(b).
         --------------------------------

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

15.      AMENDMENT OF THE PLAN AND AWARDS.
         --------------------------------

         (a) Except as provided in paragraph (c) of this Section 15, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 15, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

16.      EFFECTIVE DATE OF PLAN.
         ----------------------

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the total shares outstanding and the affirmative vote of the majority of total shares outstanding, excluding those shares beneficially owned by Enfield Mutual Holding Company; or (ii) on June 5, 2003.

17.      TERMINATION OF THE PLAN.
         -----------------------

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

18.      APPLICABLE LAW.
         --------------

         The Plan will be administered in accordance with the laws of the State of Maryland.

19.      COMPLIANCE WITH FEDERAL REGULATIONS.
         -----------------------------------

         This Plan will comply with the requirements set forth in 12 C.F.R. ss. 563b.500.